UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): July 21, 2006
                                                          -------------------

                            FIDELITY BANKSHARES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    000-29040                   65-1101656
-----------------------            ------------------    ----------------------
(State or Other Jurisdiction)      (Commission File No.)  (I.R.S. Employer
      of Incorporation)                                   Identification No.)


205 Datura Street, West Palm Beach, Florida                  33401
-------------------------------------------                ----------
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02       Financial Condition and Results of Operations

                On July 18, 2006 the Company reported earnings for the three and the six months ended June 30, 2006. A press release is included as an exhibit.


Item 8.01       Other Events



Item 9.01       Financial Statements and Exhibits

(a)             Financial Statements of businesses acquired. Not Applicable.

(b)             Pro forma financial information. Not Applicable.

(c)             Attached as an exhibit is Fidelity  Bankshares,  Inc.'s
                (the "Company") press release announcing its June 30, 2006 earnings.

                  The following Exhibit is attached as part of this report:


                  99.1 Press release dated July 18, 2006 announcing the Company's financial results. The press release is included as an exhibit.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIDELITY BANKSHARES, INC.



DATE: July 21, 2006                   By:  /s/ Vince A. Elhilow
                                           ----------------------
                                           Vince A. Elhilow
                                           Chairman of the Board, President and
                                           Chief Executive Officer




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                                  EXHIBIT INDEX

         Exhibit No.                   Description
         ----------                    -----------
          99.1                         Press release dated July 18, 2006
                                       announcing June 30, 2006 earnings.